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                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                FORM 8-K/A

                              CURRENT REPORT


                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934


Date of Earliest Event Reported:                February 17, 1995

                                MEDAR, INC.
          (Exact name of registrant as specified in its charter)


                                 Michigan
              (State or other jurisdiction of incorporation)


38700 Grand River Avenue, Farmington Hills, Michigan      48335
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,including area code:  (810)477-3900


0-12728                                      38-2191935
(Commission file number)        (IRS Employer Identification No.)

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ITEM 5.   OTHER EVENTS


We had previously reported the acquisition of Integral Vision Ltd. (Integral) in a Form 8-K dated March 2, 1995 under Item 2. We also reported under Item 7 that financial statements of Integral and pro forma statements would be filed by May 3, 1995. However, as this acquisition does not meet the significant subsidiary test as we had originally anticipated that it would, Integral financial statements and pro forma statements will not be filed.

In addition, this event should have been reported under Item 5 in the Form 8-K dated March 2, 1995 rather than Item 2.

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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                MEDAR, INC.



04/26/95                        /s/CHARLES J. DRAKE
                                Charles J. Drake
                                President & Chairman of the Board




04/26/95                        /s/GERALD R. SMITH
                                Gerald R. Smith
                                Vice President of Finance &
                                Operations